Exhibit 99.2

Annual Meeting April 19, 2007

Rurban Financial Corp. Advisory Board Members - SB&T Fulton County Paulding County Jim McDonnall Floyd Furrow Ed Nofziger John Kauser Joe O'Neil Dr. John Saxton William Toedter Ronda Stabler Lima Region Jim Stahl Pat Chaney Rex Williamson Joseph Guagenti Ron Miller Tim Stolly

Chairman, Rurban Financial Corp. Chairman, The State Bank and Trust Company Director, RDSI STEVE VANDEMARK

Rurban Financial Corp. Directors Tom Buis Ken Joyce Tom Callan* Rita Kissner John Compo Tom Sauer John Fahl Steve VanDemark* Bob Fawcett Mike Walz Dick Hardgrove*

Rurban Financial Corp. Director Committees Audit Committee Chairman: Bob Fawcett Financial Expert: Dick Hardgrove Compensation Committee Chairman: John Fahl Executive Compliance Committee Chairman: Steve VanDemark Governance and Nominating Committee Chairman: Tom Buis Loan Review Committee Chairman: Tom Callan

Rurban Financial Corp. Directors of Subsidiaries RDSI SB&T Ken Joyce, Chairman RFC Directors Don DeWitt Mark Klein Jeff Sewell John Schock Hank Thiemann Steve VanDemark John Weimerskirk

Rurban Financial Corp. Annual Meeting Agenda Structure, Strategy, Progress and Future Ken Joyce, President and CEO Duane Sinn, Chief Financial Officer Questions and Answers Adjourn

Ken Joyce President and CEO Duane L. Sinn Chief Financial Officer Rurban Financial Corp.

Rurban Financial Corp. Profile Headquartered in Defiance, Ohio Two primary business lines Community banking Data and item processing for banks $549 million in assets Listed on NASDAQ Global market: RBNF Web Site: www.rurbanfinancial.net

Rurban Financial Corp. Structure Structure Structure

Rurban Financial Corp. Banking Footprint Ohio Counties Allen Defiance Fulton Lucas Paulding Wood Indiana Counties Allen

Rurban Financial Corp. Data and Item Processing Footprint States having a Banking Client of RDSI or DCM

Rurban Financial Corp. A Successful Banking Turnaround The Timeline 2001 to 2002: The Recognition Phase Took $36.3 million provision (^ 5% of assets) 2003 to 2006: The Restructuring Phase Sold $305 million bank to recapitalize Formed workout subsidiary to address problem loans Restructured trust company Made banking acquisitions for geographic diversification 2006 and Beyond: Recovery Phase Building consistent profitability Stock Repurchase Program

Rurban Financial Corp. Community Banking Strategy Profit Improvement Loan Growth Interest Margin Strategies Non-interest Income Initiatives Expense Control Asset quality focus Asset growth -- Organic & Acquisitions

Community Banking: Profit Improvement Loan Growth Loan Growth 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 266 272 271 327 338 360 364 370 373 Loan Growth 2006 2005 2007

Community Banking: Profit Improvement Loan Growth Loan Growth Strategies Geographic expansion to higher-growth potential markets Purchased two Lima, Ohio branches in June 2005 Purchased The Exchange Bank in Toledo suburbs on Dec. 31, 2005 Full Service Branch Opened in January 2007 in Fort Wayne, IN

Community Banking: Profit Improvement Loan Growth Loan Growth Strategies Management changes The State Bank and Trust Company: Mark Klein Lima Region: David Anderson Fort Wayne Region: David Schnepp Introduction of a sales culture 3,900 sales calls in 2006 Over 300 closed referrals Targeted incentive program Results: 13.2% organic loan growth in 2006

Community Banking: Profit Improvement Managing Interest Margin Margin Compression 1st Qtr 2006 2nd Qtr 2006 3rd Qtr 2006 4th Qtr 2006 1st Qtr 2007% 0.0337 0.0325 0.031 0.0292 0.0304 0.034 0.033 0.032 0.031 0.03 Net Interest Margin

Community Banking: Profit Improvement Managing Interest Margin Interest Margin Improvement Strategies Restructuring of Balance Sheet Increase core deposits through a program beginning May 1st Strengthen loan pricing through implementation of a Loan Pricing Model used for pricing commercial credits with target ROE

Community Banking: Profit Improvement Expense Reduction Expense Reduction Merger of three charters completed in first quarter Exchange Bank Trust Company Merger Expense Reductions Target: $1.0 to $1.5 million Merger-related savings Staff reductions Actual Savings $1.8 million Run Rate

Community Banking: Profit Improvement Asset Quality Improvement Strategies Asset Quality Improvement Strategies Ongoing focus on quality loan production Control mechanisms in place and operating No significant non-performing assets since 2002 $100,000 threshold Over 50% of current NPAs are "legacy" relationships Continuing reduction of remaining non-performing assets Aggressive loan workouts of remaining problem credits Projected close out of loan workout company (RFCBC) at year-end 2007

Community Banking: Profit Improvement Continued Asset Quality Improvement 2002 2003 2004 2005 2006 1Q '07 All Community Banking 0.0369 0.0306 0.0181 0.0052 0.0033 0.0004 Net Charge-Offs as % of Average Loans

Community Banking: Profit Improvement Continued Asset Quality Improvement 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 All Community Banking 0.041 0.0357 0.0343 0.0167 0.0164 0.0107 0.0107 0.007 0.0075 2005 2006 Non-Performing Assets as a % of Total Assets 2007

Community Banking: Profit Improvement Summary Summary: Improving Banking Net Income Continuing loan growth Margin improvement Expense Control Branch optimization program is continuing Fee income generation is improving Guarantee loan sale expertise (SBA, USDA, etc) Mortgage banking revenue doubled in 2006

Community Banking: Investment Management Business Unit Profile Reliance Financial Services Trust Services Personal trust / estate planning Employee benefit plans Investment services Assets Under Management: $348 Million as of 12/31/06

Community Banking: Investment Management Net Income Growth Net Income ($ thousands) 2002 2003 2004 2005 2006 82 413 473 637 715 ($ thousands)

Community Banking: Investment Management Improving Net Income Strategies for Improving Reliance's Net Income Expand into larger bank footprint Multi-year effort (long sales cycle) Lima and Toledo, OH and Ft. Wayne, IN Maintain strong investment performance Consistently outperform market indices New Product Introductions Annuity products in the branches Investment products Continued expense control

Data and Item Processing: RDSI Company Profile Company Profile Regional processor: 8 states Data processing: 65 banks Item Processing: 35 banks DCM: Subsidiary of RDSI Acquisition completed: September 2006 Item Processing Clients: 50 banks

Data and Item Processing: RDSI Revenue Growth 2002 2003 2004 2005 2006 Actual 9.6 10.5 11.8 13.8 16.3 Historic Revenue Growth ($ in millions) ($ millions) 5-Year CAGR = 14.4%

2002 2003 2004 2005 2006 Net Income 1.43 1.5 1.76 1.72 2.1 Tax credits 0.08 0.16 Data and Item Processing: RDSI Net Income Growth 5-year CAGR = 13.8% Historic Net Income Growth ($ in millions)

Data and Item Processing: RDSI Improving RDSI Net Income Strategies for Improving RDSI Net Income Revenue growth Expansion into additional states Sales initiatives - new and existing client sales Acquisitions Product expansion In 2000: 23 products In 2006: 117 products "Check 21" efficiencies

Rurban Financial Corp. (RBNF) Quarterly Income 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 net income 638 -114 492 -344 523 714 814 710 702 ($ thousands) RESTRUCTURING PHASE RECOVERY PHASE

Rurban Financial Corp. (RBNF) 2005 - 2006 Financial Highlights Year End Year End Year End ($000) 12/31/06 12/31/05 Assets (millions) $556.0 $530.5 Net Interest Income 15,035 12,054 Provision for Loan Losses 178 583 Non-Interest Income 23,755 18,338 Non-Interest Expense 34,904 29,054 Net Income 2,760 673 Diluted EPS $0.55 $0.15

Rurban Financial Corp. (RBNF) 2007 1st Quarter Results ($000) 1Q07 1Q06 Assets (millions) $548.9 $538.2 Net Interest Income 3,593 3,864 Provision for Loan Losses 93 246 Non-Interest Income 6,739 5,008 Non-Interest Expense 9,300 7,950 Net Income 702 523 Diluted EPS $0.14 $0.10

Rurban Financial Corp. (RBNF) Stock Price History 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q04 3Q04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 4Q'06 1Q'07 net income 13.15 13.03 10.35 9.28 9.86 12.54 14 13.85 15.15 12.28 12.88 13.9 14.15 12.9 12.75 11.78 12.42 11 11.92 10.77 11.84 2005 2006 2002 2003 2004 RECOGNITION RESTRUCTURING RECOVERY 2007

Rurban Financial Corp. (RBNF) Attractive Valuation * Price at close of business on April 10 = $12.00 1Q'06 2Q'06 3Q'06 4Q'06 1Q'07 Quarterly Earnings Per Share (EPS) $0.10 $0.14 $0.16 $0.14 $0.14 Last Twelve Months (LTM) Earnings ($000) $557 $1,385 $1,707 $2,761 $3,052 LTM EPS $0.11 $0.28 $0.34 $0.55 $0.61 Price* to Book = 105% Price* to Tangible Book = 156% Book Value 3/31/07 = $11.48

Rurban Financial Corp. (RBNF) Investment Considerations Credit problems resolved Consistent pattern of earnings growth Fee income stream critical in current rate environment Excess capital supports variety of growth strategies Strong controls in place; recently acquired assets are performing well Highly-experienced management team forging a new vision for the future

Questions And Answers Rurban Financial Corp. (RBNF)

Annual Meeting April 19, 2007